As filed with the Securities and Exchange Commission on August 20, 2003
                                              Registration No. 333-59870
________________________________________________________________________


                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                         _______________________

                     Post-Effective Amendment No. 1
                                   to
                                Form S-3
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        ________________________

                           El Paso Corporation
         (Exact name of registrant as specified in its charter)


             Delaware                            76-0568816
  (State or other jurisdiction of             (I.R.S. Employer
  Incorporation or organization)             Identification No.)

                        ________________________
        El Paso Corporation                     Peggy A. Heeg
         El Paso Building                    El Paso Corporation
       1001 Louisiana Street                  El Paso Building
       Houston, Texas 77002                 1001 Louisiana Street
          (713) 420-2600                    Houston, Texas 77002
 (Address, including zip code, and             (713) 420-2600
             telephone               (Name, address, including zip code,
  number, including area code, of               and telephone
           registrant's                number, including area code, of
   principal executive offices)              agent for service)
                        ________________________

                               Copies to:
          David F. Taylor                  Kelly J. Jameson, Esq.
     Locke Liddell & Sapp LLP                El Paso Corporation
     3400 JPMorgan Chase Tower                El Paso Building
         600 Travis Street                  1001 Louisiana Street
       Houston, Texas 77002                 Houston, Texas 77002
          (713) 226-1200                       (713) 420-2017
                        ________________________

     A registration fee was previously calculated and paid in connection with the filing of this Registration Statement.
                        ________________________

     The Registrant hereby requests that this Post-Effective Amendment No. 1 become effective as soon as practicable pursuant to Section 8(c) of the Securities Act of 1933.

                             DE-REGISTRATION

     The purpose of this Post-Effective Amendment No. 1 to our Registration Statement on Form S-3 initially filed on May 1, 2001 and subsequently declared effective by the Securities and Exchange Commission (No. 333-59870), is to de-register all of the shares of our Common Stock that were registered but not sold pursuant to the Registration Statement as of August 20, 2003.



                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 20, 2003.

                                   EL PASO CORPORATION


                                   By:  /s/ Ronald L. Kuehn, Jr.
                                      -----------------------------
                                        Ronald L. Kuehn, Jr.
                                        Chief Executive Officer


                            POWER OF ATTORNEY

     Each person whose individual signature appears below hereby authorizes
D. Dwight Scott and Peggy A. Heeg, and each of them as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of such person, individually and in each capacity stated below, and to file any and all amendments to this Registration Statement, including any and all post-effective amendments.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      Signature                   Title                 Date
      ---------                   -----                 -----

/s/ Ronald L. Kuehn, Jr.     Chairman of the Board,  August 20, 2003
------------------------    Chief Executive Officer
Ronald L. Kuehn, Jr.             and Director
                            (Principal Executive
                                   Officer)

/s/ D. Dwight Scott        Executive Vice President  August 20, 2003
------------------------      and Chief Financial
D. Dwight Scott                    Officer
                             (Principal Financial
                                Officer)

Jeffrey I. Beason          Senior Vice President     August 20, 2003
------------------------        and Controller
Jeffrey I. Beason          (Principal Accounting
                                Officer)

/s/ John M. Bissell             Director             August 20, 2003
------------------------
John M. Bissell

/s/ Juan Carlos Braniff         Director             August 20, 2003
------------------------
Juan Carlos Braniff

/s/ James L. Dunlap             Director             August 20, 2003
------------------------
James L. Dunlap

/s/ Robert W. Goldman           Director             August 20, 2003
------------------------
Robert W. Goldman

/s/ Anthony W. Hall, Jr.        Director             August 20, 2003
-------------------------
Anthony W. Hall, Jr.

/s/ J. Carleton MacNeil, Jr.    Director             August 20, 2003
-------------------------
J. Carleton MacNeil,Jr.

/s/ Thomas R. McDade            Director             August 20, 2003
-------------------------
Thomas R. McDade

/s/ J. Michael Talbert          Director             August 20, 2003
-------------------------
J. Michael Talbert

/s/ Malcolm Wallop              Director             August 20, 2003
-------------------------
Malcolm Wallop

/s/ John L. Whitmire            Director              August 20, 2003
-------------------------
John L. Whitmire

/s/ Joe B. Wyatt                Director              August 20, 2003
-------------------------
Joe B. Wyatt